HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated January 26, 2015 to your Prospectus

FUND NAME CHANGES

Effective January 20, 2015, the following name changes were made to your Prospectus:

Current Name	New Name
AllianceBernstein Global Bond Fund - Class A	AB Global Bond Fund - Class A
AllianceBernstein Global Risk Allocation Fund, Inc. - Class A	AB Global Risk Allocation Fund - Class A
AllianceBernstein High Income Fund - Class A	AB High Income Fund - Class A
AllianceBernstein International Value Fund - Class A	AB International Value Fund - Class A

As a result of the changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.